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                           JPMORGAN U.S. EQUITY FUNDS

                           JPMORGAN DIVERSIFIED FUND
                               ALL SHARE CLASSES

                       SUPPLEMENT DATED OCTOBER 25, 2002
                     TO THE PROSPECTUSES DATED MAY 1, 2002

    The information under the heading "The Portfolio Managers" in each Prospectus is hereby deleted in its entirety and replaced with the following:

        The portfolio management team is led by Anne Lester, Vice President of the adviser, who joined the team in June 2000 and has been at J.P. Morgan Investment Management Inc. (JPMIM) since 1992 and Patrik Jakobson, Vice President of the adviser, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

                                                                  SUP-DIVPR-1002